Stewart E. McClure, Jr.

President and CEO

155 Morristown Road, Bernardsville NJ 07924

908-630-5000

www.somersethillsbank.com

March 21, 2006

Forward

-

Looking Statements

This presentation contains estimates and other forward

-

looking statements

within the meaning of the Private Securities Litigation Reform Act of 1995.

SOMH cautions that the assumptions forming the basis for forward

-

looking

statem

ents include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of depositors, borrowers and other customers. Other factors that could cause actual results, in

cluding earnings and growth in market share, to

differ materially from the Company’s expectations include, but are not limited to, general economic conditions, economic conditions in our New Jersey trade area, the future level and direction of interest rat

es, the strength of the home

mortgage market, changes in governmental economic and tax policies, changes in bank regulation and other uncertainties. Somerset Hills Bancorp does not, by including this statement, assume any obligation to review or revise any particular forward

-

looking statement referenced herein in light of future

events

.

.

Who We Are

Community Bank in Northern NJ

Founded 12/1998

Total Assets as of 12/31/2005

$246 Million

Capital as of 12/31/2005

$25.3 Million

YTD Income as of 12/31/2005

$2,115,000

NASDAQ Capital Market

Stock - SOMH

Warrants - SOMHW

Key Statistics

As of

12/31/2005

Loans

$165

Million

Deposits

$208

Million

Loan Loss Allowance

1.21

%

Non Performing Loans

None

Subsidiaries

Sullivan Financial Services

acquired March 2000

100% ownership

Somerset Hills Wealth Management

founded November 2002

100% ownership

Somerset Hills Title

founded May 2004

50% ownership

VERMONT
NEW HAMPSHIRE
NEWYORK
MASSACHUSETTS
CONNECTICUT
RHODE ISLAND
New York City
Passaic
Bergen
Warren
Morris
Long Valley
Morristown
Essex
Mendham
Madison
Hudson
Bernardsville
Summit
Somerset
Union
Hunterdon
Stirling
Middlesex
Monmouth

Where We Are

Branch Locations

Location

Date Established

Bernardsville

December 1998

Somerset County

Mendham

May 2000

Morris County

Morristown

October 2002

Morris County

Summit

September 2004

Union County

New Branch Locations

Location

Estimated Opening

Madison

2

nd

Quarter 2006

Morris County

Stirling

4

th

Quarter 2006

Morris County

Long Valley

1

st

Quarter 2007

Morris County

New Jersey is the most densely populated
U.S. state.

New Jersey has the highest median
household income and the highest per
capita income.

Morris and Somerset Counties have the
highest per capita income levels for the
state of New Jersey.

Deposit Market Share
$16,000,000
$12,000,000
$8,000,000
$4,000,000
$0
Morris
Somerset
Union
Top 3 Institutions
Total Deposits

Historical Deposit Growth
2000 - 2004
14%
12%
10%
8%
6%
4%
2%
0%
Morris
Somerset
Union

38%

49%

53%

Somerset Hills Bancorp

$250,000
$200,000
$150,000
$100,000
$50,000
$0
$102,953
$125,444
$145,651
$154,875
$208,244
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005

Total Deposits

22%
Increase

16%
Increase

6%
Increase

34%
Increase

Somerset Hills Bancorp

$187,513
$131,127
$115,106
$82,906
$67,170
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005

Core Deposits

23%
Increase

39%
Increase

14%
Increase

43%
Increase

Core Deposits

90%

20,731

141,846

45,667

12/31/2005

85%

23,748

94,066

37,061

12/31/2004

79%

30,545

86,111

28,995

12/31/2003

66%

42,538

67,520

15,386

12/31/2002

65%

$35,783

$53,898

$13,272

12/31/2001

Core Deposits as a
% of Total Deposits

Time
Deposits

NOW/Money
Market/Savings

Demand

Somerset Hills Bancorp

6,000
5,000
4,000
3,000
2,000
1,000
0
1,659
2,302
3,116
4115
4972
828
1,224
1,432
1857
2029
1,276
1,419
1,073
923
881
Transaction Accounts
Savings and MMA
Time Deposit
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec-05

Number of Accounts

Somerset Hills Bancorp

$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$33,943
$47,620
$67,896
$66,393
$69,736
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005

Paramount Checking

Total Balances

40%
Increase

43%
Increase

2%
Decrease

5%
Increase

Somerset Hills Bancorp

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$60,396
$58,002
$66,305
$57,483
$55,083
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005

Paramount Checking -
              continued

Average Balance Per Account

Somerset Hills Bancorp

1,400
1,200
1,000
800
600
400
200
0
562
821
1,024
1,155
1,266
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005

Paramount Checking
 number of accounts

Total Balances

Somerset Hills Bancorp

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$30,254
$41,911
$64,970
$78,280
$86,704
Sep 2001
Sep 2002
Sep 2003
Sep 2004
Sep 2005

Paramount Checking

Total Balances

39%
Increase

55%
Increase

20%
Decrease

11%
Increase

Somerset Hills Bancorp

$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$60,147
$59,280
$64,518
$73,159
$67,579
sep 2001
sep 2002
Sep 2003
Sep 2004
Sep 2005

Paramount Checking -
              continued

Average Balance Per Account

Somerset Hills Bancorp

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$4,014
$5,565
$3,692
$8,731
$36,360
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005

Escrow Ease

Total Balances

Somerset Hills Bancorp

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Marketing Initiatives

Somerset Hills Bancorp

Mortgage
4%
Consumer
18%
Commercial
78%

Loan Mix Composition
Total Balances

December 31, 2005

Somerset Hills Bancorp

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$68,108
$94,407
$108,814
$132,717
$165,118
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005

Total Loans

Total Balances

39%
Increase

15%
Increase

22%
Increase

24%
Increase

Net Interest Income/
Interest Expense

3,194

8,411

12/31/2005

2,019

6,183

12/31/2004

2,583

5,300

12/31/2003

2,773

3,986

12/31/2002

$3,691

$2,809

12/31/2001

Interest Expense

Net Interest Income

Net Interest Margin

4.31%

12/31/2005

3.78%

12/31/2004

3.40%

12/31/2003

3.52%

12/31/2002

2.98%

12/31/2001

Statement of
Operations

Year

Net Income/Loss

2001

$(560)

2002

$179

2003

$1,173

2004

$

1,359

2005

$

2,115

Income Trend

2001

2002

2003

2004

2005

1

st

Quarter

$ (232)

$ 17

$ 110

$ 222

$ 262

2

nd

Quarter

(181)

130

$ 272

$ 313

$ 345

3

rd

Quarter

(81)

4

$ 454

$ 410

$ 457

4

th

Quarter

(66)

28

$ 338

$ 414

$1051